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                                                               EXHIBIT 23.5


            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors Johnstown Savings Bank

  We consent to the use of our report dated January 28, 1994 included herein and to the reference to our firm under the heading "Experts" in the registration statement on Form S-4.

  Our report refers to the adoption of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and No. 109, "Accounting for Income Taxes."

                                          KPMG PEAT MARWICK

Pittsburgh, Pennsylvania
April 26, 1994